UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule.14a-12 [ ]
[  ]  Confidential, for use of Commission only (as permitted by Rule 14a-6
      (e) (2)

                         UNITED SYSTEMS TECHNOLOGY, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

                                Randall L. McGee
                                ----------------
                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed in table below per Exchange Act Rules 14a-6 (i) (4) and 0-11
    Title of each class of securities to which transaction applies. Aggregate number of securities to which transaction applies.
    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined). Proposed maximum aggregate value of transaction. Total fee paid.

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                         UNITED SYSTEMS TECHNOLOGY, INC.
    ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 25, 2003
    ------------------------------------------------------------------------


     The Annual Meeting of Shareholders of United Systems Technology, Inc., an Iowa corporation, will be held at 9:00 a.m., Central Time, Wednesday June 25, 2003 at the Company's executive offices, 1850 Crown Road, Suite #1109, Dallas, Texas, 75234, for the following purposes:


1.   To elect four members of the Board of Directors of the Company;

2. To ratify the selection of Grant Thornton LLP as the independent accountants for the Company;

3. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.


     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on May 23, 2003 will be entitled to vote.

     A Proxy Statement explaining the matters to be acted upon at the meeting follows. Please read it carefully. Also enclosed is a copy of the Company's Annual Report for the fiscal year ended December 31, 2002.

                                    By Order of the Board of Directors
                                    Randall L. McGee, Secretary

May 30, 2003
1850 Crown Road, #1109
Dallas, Texas    75234

                             YOUR VOTE IS IMPORTANT

     Shareholders are urged to designate their choices as to the matters to be acted upon, and to date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Your prompt return of the Proxy will help to assure a quorum at the meeting and to avoid additional Company expense for further solicitation.

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 25, 2003
    ------------------------------------------------------------------------

                                 PROXY STATEMENT
    ------------------------------------------------------------------------

                               GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of Proxies on behalf of the Board of Directors of United Systems Technology, Inc., an Iowa corporation, for use at the Company's Annual Meeting of Shareholders, to be held on Wednesday, June 25, 2003, and at any and all adjournments of such meeting. This Proxy Statement and Proxy are being mailed on or about May 30, 2003 to shareholders of record of the Company on May 23, 2003.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares represented will be voted in accordance with the instructions contained therein. Executed Proxies that contain no instructions will be voted for the nominees for director indicated herein and in favor of ratification of the selection of Grant Thornton LLP as independent accountants for the Company. In their discretion, the proxies are also authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

     A shareholder who executes a Proxy for the Annual Meeting may revoke it any time before it is voted. A Proxy may be revoked by delivering written notice of revocation to the Company, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     The Company's executive offices are located at 1850 Crown Road, Suite 1109, Dallas, Texas 75234.

                         VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on May 23, 2003 will be entitled to vote at the Annual Meeting. As of May 23, 2003, 56,178,663 shares of Common Stock, par value $.10 per share; 500,000 shares of Series B Preferred Stock, par value $.10 per share and 300,000 shares of Series E Preferred Stock, par value $.10 per share were issued and outstanding. Each Common Shareholder is entitled to one vote per share on each matter to be voted upon at the meeting. Series B Preferred Shareholders are entitled to a total of 5,062,560 votes on each matter to be voted upon at the meeting. Series E Preferred Shareholders are entitled to a total of 2,754,825 votes on each matter to be voted upon at the meeting.

     A quorum for the Annual Meeting will exist if a majority of the shares entitled to vote are present in person or by Proxy. If a quorum is present, election of directors for the ensuing year and the ratification of Management's selection of independent accountants will require an affirmative vote by a majority of the votes to which shareholders voting at the meeting are entitled to vote with respect to each such matter.

     Meeting costs, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. The Company may, in addition, use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of the Company in nominee names to distribute annual reports and Proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                              Election of Directors

     The Company's Board of Directors has nominated the four persons listed below for election as directors for the ensuing year. Directors will hold office until the Annual Meeting of Shareholders held in 2003, and until their successors are duly elected and qualified, or until their death, resignation or removal. The nominees are presently directors or officers of the Company and have served in that capacity since originally elected. A shareholder using the enclosed Proxy Card can vote for all or any of the nominees or such shareholder may withhold his vote from all or any of such nominees. If the Proxy Card is properly executed but unmarked, it will be voted for all of the nominees. Each of the nominees has agreed to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the Proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Company may recommend. There are no family relationships among these nominees.


         Name                        Age               Position
         ----                        ---               --------
     Thomas E. Gibbs                 54           Chairman of the Board,
                                                  Chief Executive Officer,
                                                  President and Director

     Randall L. McGee                46           Secretary, Treasurer,
                                                  Vice-President - Finance,
                                                  and Director

     Earl H. Cohen                   55           Director

     Scott A. Burri                  40           Director



     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer, President and Director. Mr. Gibbs founded Mentor Systems, Inc. in 1981, served as its President until 1987 when the company was sold to Philadelphia Suburban Corporation, and continued as President until 1988. From 1988 to 1989, Mr. Gibbs served as Chairman of PSC Information Services, Inc., the information technology subsidiary of Philadelphia Suburban Corporation and President of Digital Systems, Inc., a PSC Information Services subsidiary. From 1989 to 1990, Mr. Gibbs was Senior Vice President for Information Technology at Philadelphia Suburban Corporation. In 1990, Mr. Gibbs became President of PSC Information Services, Inc. and served in that capacity until 1991 when two of the five PSC Information Services companies were acquired by Systems and Computer Technology Corp. ("SCT"). After the acquisition, Mr. Gibbs became President of Mentor Information Systems, Inc., one of the two companies acquired by SCT, until 1993. In addition, from 1992 until 1993 he served as President of Moore Governmental Systems, Inc., another SCT subsidiary. Mr. Gibbs was elected to his current position of Chairman of the Board, Chief Executive Officer and President of the Company effective January 1, 1994. Mr. Gibbs received a Bachelor of Science degree, Masters of Business Administration and a Ph.D. degree from the University of Cincinnati.

     Randall L. McGee, Secretary/Treasurer, Vice President - Finance and Director. Mr. McGee was appointed Secretary, Treasurer and Controller of the company in October 1988. Mr. McGee is a certified public accountant and, from 1982 until he joined the Company, served as Controller of National FSI, Inc., a provider of computer software and ancillary services for the management of pension and other employee benefit plans. Mr. McGee received a Bachelor of Arts Degree in Accounting from the University of Northern Iowa in 1979.


     Earl H. Cohen, Director. Mr. Cohen is an attorney and has served as Chief Executive Officer of the law firm of Mansfield, Tanick & Cohen, and P.A. since 1992. Prior to joining the law firm of Mansfield & Tanick in 1990, Mr. Cohen was an attorney in private practice from 1976 through 1990. From 1973 through 1976, Mr. Cohen served as Trust Officer of Norwest Bank Minneapolis. Mr. Cohen received his Bachelor of Science degree in Business from the University of Minnesota in 1970 and his law degree from the University of Minnesota in 1973. Mr. Cohen has previously served on the boards of private companies.


     Scott A. Burri, Director. Mr. Burri is the founder and the Managing General Partner of Huntington Ventures, a California based venture capital firm, which began operations in July 2000. From 1992 until May 2000, Mr. Burri was employed by Ventana Global, LTD, a California-based venture capital firm where he was responsible for investment management, analysis and oversight of a number of portfolio companies. Prior to 1992, Mr. Burri was employed as an investment banker at First Boston Corporation in New York, New York and Credit Suisse in Zurich, Switzerland. Mr. Burri has previously served on the Boards of public and private companies. Mr. Burri received a Bachelor of Science degree from Oregon State University and Master of Business degree from the University of Southern California.

     The Board of Directors has established a Compensation/Stock Option Committee and an Audit Committee. The Board of Directors originally established the Compensation/Stock Option Committee in January, 1987 to administer the Company's 1986 Stock Option Plan. In June 1988 the duties of the Committee were expanded to include the review of management compensation. The Committee held two meetings during the year ended December 31, 2001 and was comprised of Scott Burri and Earl Cohen. The Board of Directors established the Audit Committee in June 1988 to monitor preparation of the Company's financial statements. The Committee held one meeting during the year ended December 31, 2002 and was comprised of Scott Burri and Earl Cohen. The Company has no other committees of the Board of Directors. Committee appointments for the upcoming year will be made at the annual meeting of the Board of Directors.

     The Board of Directors held three meetings during the year ended December 31, 2002. All Directors attended 75% or more of all meetings of the Board and of the committees on which they served.

                             AUDIT COMMITTEE REPORT

     The audit committee of the board of directors oversees the external audit of the Company's financial statements and reviews the internal control and financial reporting procedures of the Company. For the year ended December 31, 2002, the audit committee was composed of Scott Burri and Earl Cohen.

     The audit committee has reviewed and discussed the December 31, 2002 financial statements with management of the Company. The entire Board of Directors recommended the audited financial statements for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-KSB. The audit committee has received the written disclosures and the letter from its independent accountants required by Independence Standards Board Standard No. 1. Such letter did not disclose any matter or relationship that impaired their independence.

         The Audit Committee:  Scott Burri, Chairman
                               Earl Cohen

                                   Audit Fees

     The following table summarizes the fees paid or payable to Grant Thornton LLP for services rendered for the fiscal year ended December 31, 2002.


     Audit fees in connection with the Annual Report on Form
      10-KSB and quarterly reports                                 $24,900

     Financial systems design and implementation fees                 -

     All other fees                                                  6,600
                                                                    ------

         Total                                                     $31,500
                                                                    ------


                               Executive Officers

     The Executive officers of the Company are appointed annually by the Board of Directors and serve an indefinite term. All executive officers of the Company are employed on a full-time basis. No family relationship exists between any executive officer of the Company.


            Name                    Age                  Position

        Thomas E. Gibbs             54              Chairman of the Board,
                                                    Chief Executive Officer,
                                                    President and Director

        Randall L. McGee            46              Secretary, Treasurer,
                                                    Vice-President - Finance,
                                                    and Director


     Thomas E. Gibbs, Chairman of the Board, Chief Executive Officer,  President
and   Director.    See   Resume   on   Page   2   of   this   Proxy   Statement.

     Randall  L.  McGee,  Secretary/Treasurer,  Vice  President  -  Finance  and
Director.    See    Resume    on    Page   3   of    this    Proxy    Statement.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the ownership of each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of May 23, 2003.


      Name and Address           Amount and Nature               Percent
     of Beneficial Owner       of Beneficial Ownership          of Class
     -------------------       -----------------------          --------

     D&D Holdings, Inc.              10,208,420 (1)               16.0%
     1915 Grand Avenue
     Des Moines, IA   50309

     Thomas E. Gibbs                  8,578,800 (2)               14.9%
     230 South MacArthur Blvd.
     #120
     Coppell, TX   75019

     Randall L. McGee                 4,625,000 (3)                7.9%
     1600 Lake Crest
     Plano, TX   75023


    ------------------------------------------------------------------------

     (1) D&D Holding, Inc. ("D&D") is deemed to be the beneficial owner of 7,817,385 shares because it is the holder of 500,000 shares of Series B Preferred Stock which, as of May 23, 2003 were convertible into 5,062,560 shares of Common Stock and the holder of 300,000 shares of Series E Preferred Stock which, as of May 23, 2003, were convertible into 2,754,825 shares of Common Stock. D&D is the beneficial owner of 100% if the Company's Preferred Stock by virtue of its ownership of the 500,000 shares of Series B Preferred Stock and 300,000 shares of Series E Preferred Stock. The 500,000 shares of Series B Preferred Stock are entitled to a total of 5,062,560 votes and the Series E Preferred Stock are entitled to a total of 2,754,825 votes at the Annual Meeting of Shareholders which is the subject of the Proxy Statement.

     (2) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 became exercisable on November 17, 2002, 375,000 will become exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (3) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the options, 625,000 became exercisable on November 17, 2002, 625,000 will become exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.

     The following table sets forth the ownership of each of the directors of the Company, and the directors and officers as a group, of the Company's Common Stock as of May 23, 2003.


       Name and Address           Amount and Nature              Percent
     of Beneficial Owner       of Beneficial Ownership          of Class
     -------------------       -----------------------          --------

     Thomas E. Gibbs                8,578,800 (1)                 14.9 %

     Randall L. McGee               4,625,000 (2)                  7.9 %

     Scott A. Burri                   990,000 (3)                  1.7 %

     Earl H. Cohen                    881,756 (4)                  1.6 %

     All Officers and Directors
     as a group (4 persons)        15,075,556                     24.5 %


------------------------------------------------------------------------

     (1) Includes 1,500,000 shares of Common Stock issuable on exercise of an option held by Mr. Gibbs. Under the terms of the option, 375,000 became exercisable on November 17, 2002, 375,000 will become exercisable on November 17, 2003, 375,000 will become exercisable on November 17, 2004 and 375,000 will become exercisable on November 17, 2005.

     (2) Includes 2,500,000 shares of Common Stock issuable on exercise of an option held by Mr. McGee. Under the terms of the options, 625,000 became exercisable on November 17, 2002, 625,000 will become exercisable on November 17, 2003, 625,000 will become exercisable on November 17, 2004 and 625,000 will become exercisable on November 17, 2005.

     (3) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Burri, which became exercisable on November 17, 2002.

     (4) Includes 650,000 shares of Common Stock issuable on exercise of an option held by Mr. Cohen which became exercisable on November 17, 2002.


                             Management Compensation

Executive Compensation
----------------------
     The following table sets forth the compensation paid or accrued by the Company for service rendered during the last fiscal year to the Company's Chief Executive Officer and each of the most highly compensated officers of the Company whose compensation exceeds $100,000.


   Summary Compensation Table

    Name and                 Annual Compensation       Long Term     All Other
    Principal Position    Year    Salary    Bonus    Compensation  Compensation
    ------------------    ----    ------    -----    ------------  ------------

    Thomas E. Gibbs       2002   $187,500  $62,375 (1)    -0-           -0-
     Chairman of the      2001   $171,250  $38,300 (1)    -0-           -0-
     Board Chief          2000   $165,000  $15,900 (1)    -0-           -0-
     Executive Officer
     and President


                                        6


    Name and                 Annual Compensation       Long Term     All Other
    Principal Position    Year    Salary    Bonus    Compensation  Compensation
    ------------------    ----    ------    -----    ------------  ------------

    Randall L. McGee      2002   $107,500  $62,375 (1)    -0-           -0-
     Secretary,           2001   $ 79,210  $38,300 (1)    -0-           -0-
     Treasurer,            (2)
     Vice-President
     Finance, and Director


     (1) The Company has an incentive plan whereby certain members of management receive a bonus based on operating income of the Company.

     (2) Mr. McGee's compensation was less than $100,000 in 2000.

     None of the Company's officers currently have written employment agreements with the company.

Option Grants in the Last Fiscal Year
-------------------------------------

     No options were granted in the last fiscal year.

Aggregate Stock Option and Warrant Exercises in the
Last Fiscal Year and Fiscal Year-End Option and Warrant Values
--------------------------------------------------------------

     The following table sets forth information regarding year-end value of options and warrants held by the Company's Executive Officers for the year ending December 31, 2002 and options and warrants that were exercised by the Company's Executive Officers during the year.


                                                             Value of
                                   Number of                Unexercised
                                  Unexercised               In-The-Money
       Shares      Value         Options/Warrants        Options/Warrants(1)
      Acquired    Realized   ------At Year End-------- -------At Year End-------
Name on Exercise at Exercise Exercisable Unexercisable Exercisable Unexercisable
---- ----------- ----------- ----------- ------------- ----------- -------------

Thomas E.
 Gibbs     -          -        375,000     1,125,000    $ 3,750     $ 11,250
Randall
 L. McGee  -          -        625,000     1,875,000    $ 6,250     $ 18,750



     (1) December 31, 2001 closing bid price was $0.06.

Compensation Pursuant to Plans
------------------------------
     The Company adopted a Stock Option Plan on May 25, 1982. This plan was terminated in September, 1986. All options granted under this plan have expired or been extinguished. The Board of Directors of the Company adopted a new Stock Option Plan on September 27, 1986, as amended from time to time (the "1986 Plan"). Under the 1986 Plan, shares of the Company's common stock were reserved for options to be granted to the employees and directors at the discretion of the Board of Directors. The 1986 Plan has expired. All options granted under the 1986 Plan have expired, been extinguished, or forfeited. During 2001, the Board of Directors issued non-qualified stock options to certain employees and directors at the quoted market price of the Company's stock at the date of the grant. These options become exercisable over a period of up to five years and expire in 2006. See table in Security Ownership of Certain Beneficial Owners and Management.

     Effective  January 16, 1992, the Company  established  the USTI  Employees'
401(K) Profit Sharing Plan and Trust (the "Plan"), which is a defined contribution plan that covers substantially all full-time employees of the Company eligible to participate. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and
Section 401(K) of the Internal Revenue Code. The Company may elect to make contributions for the benefit of the participants in the Plan, based on semi-annual resolutions of the Board of Directors. The Company made contributions for the benefit of the participants in the Plan in the amount of $ 19,300 for the year ended December 31, 2002.

     The Company offers a medical insurance plan for all full-time employees of the Company. The Company has no pension, profit sharing or insurance program for the benefit of its directors, officers or employees.

Director Compensation
---------------------

     No officer or director of the Company receives any cash compensation for services as a director. Non-management directors receive reasonable expenses incurred for attendance at meetings of the Board of Directors.

                            CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS

     In November, 2001, the Company granted an option to Mr. Gibbs to purchase 1,500,000 shares of its Common Stock at a price of $.05 per share, and the Company granted an option to Mr. McGee to purchase 2,500,000 shares of its Common Stock at a price of $.05 per share.

     The Company leases a 1,220 square foot facility at 650 Colborne Street, Suite 7, London, ON, N6A 5A1 from a related party, 650 Colborne Partners. This partnership includes members of management and the Board of the Company.

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors appointed the firm, Grant Thornton LLP as the independent public accountants of the Company for the fiscal year 2003 and recommends to the shareholders that they vote for ratification of this appointment. Grant Thornton LLP was engaged as the Company's independent accountants in December 1993. Such firm audited the financial statements of the Company for the years ended December 31, 1993 through December 31, 2002, including the audited financial statements dated December 31, 2002 filed by the Company with the Securities and Exchange Commission in its Annual Report on Form 10-KSB.

     Representatives of the firm, Grant Thornton LLP, may be present at the Annual Meeting and, if present, will be available to make a statement if they desire to do so and to respond to appropriate shareholder's questions.

     In connection with its audits of the Company's financial statements each of the fiscal years from 1993 to 2002, there have been no reportable disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

                                 OTHER BUSINESS

     Management of the Company knows of no other business, which may come before the meeting. However, if any additional matters are properly presented at the meeting, it is intended that the persons named in the enclosed Proxy, or their substitutes, will vote such Proxy in accordance with their judgment on such matters.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Shareholder proposals intended for presentation at the Company's next Annual Meeting must be received by the Company at its principal executive offices in Dallas, Texas, no later than January 2, 2004.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Company's Annual Report to Shareholders, which includes financial statements, is enclosed with this Proxy Statement.


                                    By Order of the Board of Directors
                                    Randall L. McGee, Secretary

May 30, 2003
1850 Crown Road, #1109
Dallas, Texas    75234

                                  FRONT OF CARD
                                  -------------
PROXY                                                                PROXY

                         UNITED SYSTEMS TECHNOLOGY, INC.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 25, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas E. Gibbs and Randall L. McGee severally as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the votes to which the undersigned shares of United Systems Technology, Inc. are entitled at the Annual Meeting of Shareholders of the Company and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting and Proxy Statement, dated May 30, 2003, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS

    [   ] FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)
    [   ] WITHHOLD AUTHORITY to vote for all nominees below

   INSTRUCTIONS: To withhold authority to vote for any nominee below, strike a line through the npminee's name:

          Thomas E. Gibbs, Randall L. McGee, Earl H. Cohen, Scott Burri

2. Ratification of Grant Thornton LLP as Independent Public Accountants for the Company:

           [  ]  FOR          [  ]  AGAINST           [  ]   ABSTAIN

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

                                  BACK OF CARD

     THIS PROXY, WHEN PROPERLY executed, will be voted in the manner directed herein by the undersigned Shareholder. If no indication is made, this proxy will be voted for all nominees for director and for Proposal 2.

                                  Please  sign  exactly  as your  name appears
                                  hereon.   When  the shares  are  held  by
                                  joint tenants,  both should  sign. When
                                  signing as an attorney, executor,
                                  administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.
                                  If a partnership,  please sign in the
                                  partnership name by an authorized person.

                                  _____________________________________
                                  Signature

                                  ___________________________________________
                                  Signature, if held jointly

                                  Dated:______________________, 2003


           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                  USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE



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